SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: October 30, 1998

                              ATI NETWORKS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
                (State or Other Jurisdiction of Incorporation)


          033-22832-D                                  84-1089801
   (Commission File Number)              (I.R.S. Employer Identification Number)

        460 Cedar Street                                  54935
        Fond du Lac, WI
(Address of Principal Executive Offices)                (Zip Code)

                                (920) 922-7030
                                (920) 922-7011 FAX
             (Registrant's Telephone Number, Including Area Code)

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INFORMATION INCLUDED IN THIS REPORT


ITEMS 1 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5.     OTHER EVENTS.

(i)Reference is made to the press release issued to the public by the Registrant on October 30, 1998, the text of which is attached hereto as
Exhibit 99.1, for a description of the events reported pursuant to this Form
8-K.

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INDEX TO EXHIBITS

Exhibit Description

     99.1 Text of press release dated October 30, 1998

Exhibit 99.1

ATI NETWORKS, INC.
460 Cedar Street, Fond du Lac, Wisconsin  54935
Phone: 920-922-7030, Fax: 920-922-7011
E-Mail amtech@landnet.com   Internet: http://www.atinetworks.com

NEWS RELEASE

FOR IMMEDIATE RELEASE

ATI NETWORKS INC.  TO ACQUIRE POSITION INC.
______________________________________________________________________
FOR MORE INFORMATION CONTACT:
Mark Kabbash: 212-551-7874

Fond du Lac, WI, October 29, 1998 - ATI Networks Inc. (OTC: ATIW) today announced it has signed a definitive agreement to acquire Position, Inc., a leading provider of GPS tracking technology. Position Inc., based in Calgary, Canada, with sales offices in key agriculture states, develops and markets electronic guidance products to the agriculture industry. These products provide positioning and navigation information, integrating GPS, data communications, and GIS technologies with the company's proprietary software and hardware.

"The acquisition of Position Inc. will increase our market share in the positioning and tracking industry by expanding our customer base into the agricultural business. ATI's GPS tracking and satellite communications products appeal largely to the commercial transportation business. The agricultural industry represents another large sector of customers using high technology to increase profits and efficiency. By combining the strengths of these two innovative companies, ATI is poised for tremendous future growth," said Larry Bestor, President of ATI.

Position Inc. developed and markets both the Marker guidance product and the Contour guidance system to the agriculture market. These products combine virtual reality and data management software with sophisticated GPS technology to provide real-time, accurate, and easy-to-use electronic guidance. The products are marketed through a distribution network that reaches and services more than three-quarters of the North American market.

ATI Networks, Inc. is a publicly traded Internet software and communications company that is the leading provider of wireless communications and tracking software. The company licenses its technology to customers through a multi-channel distribution system of authorized resellers, systems integrators, and its own direct sales group. Additional product and investor information is also available on the company's website at http://www.atinetworks.com.

-- end --

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ATI NETWORKS, INC.

                             /s/ Larry Bestor


DATE: October 30, 1998       By:LAWRENCE BESTOR
                             Name:Larry Bestor
                             Title:Chief Executive Officer